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                                                                 EXHIBIT 10.59


                                  SECURITY AGREEMENT


              This SECURITY AGREEMENT (as may hereafter be amended, supplemented or restated from time-to-time in accordance with the terms hereof, this "Agreement"), dated as of April 9, 1999 is entered into by and between INCOMNET, INC., a California corporation ("Pledgor"), and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), in light of the following facts:

                                   R E C I T A L S

              A. Incomnet Communications Corporation, a Delaware corporation ("Borrower") and Foothill are contemporaneously herewith entering into that certain Loan and Security Agreement, dated as of even date (as may hereafter be amended, supplemented or restated from time-to-time in accordance with the terms thereof, the "Loan Agreement");

              B. Pledgor is the record owner of 42,290,940 shares of the Common Stock of Borrower and owns certain deposit accounts; and

              C. Pursuant to the terms of the Loan Agreement, Pledgor and Foothill are entering into this Agreement as additional security for the Obligations (as defined in the Loan Agreement).

                                  A G R E E M E N T

              NOW THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth and for other good and valuable consideration, the parties hereto mutually agree as follows:

              1.     DEFINITIONS AND CONSTRUCTION.

                     1.1 DEFINITIONS. All initially capitalized terms used but not defined in this Agreement shall have the meanings assigned to such terms in the Loan Agreement. In addition, the following terms, as used in this Agreement, have the following meanings:

                            "BANKRUPTCY CODE" means Bankruptcy Reform Act of
1978 (11 U.S.C. Sections 101-1330), as amended or supplemented from time to time, and any successor statute, and any and all rules issued or promulgated in connection therewith.

                            "CODE" means the California Uniform Commercial Code,
as amended and supplemented from time to time, and any successor statute.

                            "COLLATERAL" means all of the following:

                            (i)    42,290,940 shares of the outstanding Common
Stock of Borrower which shares constitutes one hundred percent (100%) of the capital stock of Borrower

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and all of the hereafter-acquired shares of Common Stock of Borrower in which
Pledgor has an interest at any time while this Agreement is in effect (the "Shares");

                            (ii)   All of Pledgor's presently existing and
hereafter arising stock subscription warrants, stock options, or other rights to Borrower's capital stock and all rights represented thereby (the "Options");

                            (iii)  The proceeds of each of the foregoing,
including any and all dividends, cash, stock, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for the Shares or Options (the "Proceeds"); and

                            (iv)   Pledgor's Deposit Accounts.

                            "DEPOSIT ACCOUNT(S)" shall have the meaning given to
such term in the Code.

                            "EVENT OF DEFAULT" has the meaning given to such
term in SECTION 10.

                            "PLEDGOR'S DEPOSIT ACCOUNT(S)" means all Deposit
Accounts now-owned or hereafter-acquired by Pledgor, including but not limited to, those Deposit Accounts more specifically described on EXHIBIT A hereto.

                            "SECURED OBLIGATIONS" means the Obligations (as
defined in the Loan Agreement) and the obligations of Pledgor hereunder.

                            "'33 ACT" means the Securities Act of 1933, as
amended and supplemented from time to time, and any successor statute, and any and all rules promulgated in connection therewith.

                     1.2 CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Agreement as a whole and not to any particular provision of this Agreement. Any reference herein to any document includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Foothill or Pledgor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by Pledgor, Foothill, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Foothill and Pledgor.

              2. PLEDGE. As security for the prompt and complete payment and performance of the Secured Obligations, Pledgor hereby delivers, pledges, and grants to Foothill a continuing security interest in all of Pledgor's now-owned or hereafter-acquired right, title, and interest in and to the Collateral, including but not limited to, the right to receive all proceeds and

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payments of principal and interest, in the Deposit Accounts.  All certificates or instruments representing or evidencing the Collateral shall be delivered promptly to and held by Foothill pursuant hereto and shall be in suitable form for transfer or assignment in blank, all in form and substance satisfactory to Foothill. Pledgor hereby agrees, immediately upon the execution and delivery of this Agreement, that Foothill may take any and all actions necessary to register and perfect its lien upon the Collateral.

              3. FURTHER ASSURANCES. Pledgor agrees that it shall cooperate with Foothill and shall execute and deliver, or cause to be executed and delivered, to Foothill all security agreements, stock powers, proxies, assignments, financing statements, instruments, notices (including notices, in form and substance of EXHIBIT B hereto, directed to the organization with whom any Deposit Account is maintained, regarding Foothill's security interest hereunder), and other documents, and shall take all further action, at the expense of Pledgor, from time to time reasonably requested by Foothill, in order to maintain a continuing, first-priority, perfected security interest in the Collateral in favor of Foothill, and to enable Foothill to exercise and enforce its rights and remedies hereunder with respect to the Collateral, and Pledgor agrees that it shall execute and deliver to Foothill at Foothill's request any further applications, agreements, documents and instruments, and shall perform any and all acts deemed necessary by Foothill to carry into effect the terms, conditions, and provisions of this Agreement and the transactions connected herewith. Should Pledgor fail to execute or deliver any such applications, agreements, documents, financing statements and instruments, or to perform any such acts, Pledgor acknowledges that Foothill may execute and deliver the same and perform such acts in the name of Pledgor and on its behalf as its attorney-in-fact in accordance with SECTION 13.

              4. FOOTHILL'S DUTIES. Foothill shall not have any duties with respect to the Collateral other than the duty to use reasonable care if the Collateral is in its possession. In accordance with Section 9207 of the Code, Foothill shall be deemed to have used reasonable care if it observes substantially the same standard of care with respect to the custody or preservation of the Collateral as it observes with respect to similar assets owned by Foothill. Without limiting the generality of the foregoing, Foothill shall not be under any obligation to take any steps to preserve rights in the Collateral against any other parties, to sell the same if it threatens to decline in value, or to exercise any rights represented thereby (including rights with respect to calls, conversions, exchanges, maturities, or tenders); PROVIDED, HOWEVER, that Foothill may, at its option, do so, and any and all expenses incurred in connection therewith shall be for the account of Pledgor.

              5. VOTING RIGHTS; DIVIDENDS; ETC. During the term of this Agreement, and as long as no Event of Default has occurred and is continuing:

                     5.1 Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Shares or any part thereof; PROVIDED, HOWEVER, no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with the terms of this Agreement, the Loan Agreement or any other instrument or agreement referred to therein or herein, or which could have the effect of impairing the value of the Collateral or any part thereof or the position or interest of Foothill therein.

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                     5.2    Pledgor shall be entitled to receive and retain any
and all dividends and distributions paid in respect of the Shares; PROVIDED, HOWEVER, that any and all:

                            (a)    dividends and distributions paid or payable
other than in cash in respect of, and any and all additional shares or instruments or other property received, receivable, or otherwise distributed in respect of, or in exchange for the Shares;

                            (b)    dividends and distributions paid or payable
in cash in respect of any Shares in connection with a partial or total liquidation or dissolution, merger, consolidation of Borrower, or any exchange of stock, conveyance of assets, or similar corporate reorganization; and

                            (c)    cash paid with respect to, payable, or
otherwise distributed on redemption of, or in exchange for, any Shares,

shall be forthwith delivered to Foothill to hold as Collateral and shall, if received by Pledgor, be received in trust for the benefit of Foothill, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Foothill as Collateral in the same form as so received (with any necessary endorsement), and, if deemed appropriate by Foothill, Pledgor shall take such actions, including the actions described in SECTION 2, as Foothill may require.

              6. REPRESENTATIONS, WARRANTIES, AND COVENANTS. Pledgor warrants, represents, and covenants that:

                     6.1 Pledgor is a corporation duly organized, validly existing and in good standing under the laws of California.

                     6.2 The execution, delivery and performance of this Agreement are within Pledgor's powers, are not in conflict with the terms of the Articles of Incorporation or By-Laws or other organizational agreement or instrument of Pledgor, and will not result in a breach of or constitute a default under any material contract, obligation, indenture or other instrument to which Pledgor is a party or by which Pledgor is bound; and there is no material law, rule or regulation, nor is there any judgment, decree or order of any court or governmental authority binding on Pledgor which would be contravened by the execution, delivery, performance or enforcement of this Agreement.

                     6.3 Pledgor has taken all corporate action necessary to authorize the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby and thereby. Upon its execution and delivery in accordance with the terms hereof, this Agreement will constitute legal, valid and binding agreements and obligations of Pledgor, enforceable against Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

                     6.4 Other than United States federal laws and state and securities laws and rules and the transfer restrictions contained in the Loan and Security Agreement, dated as of

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December 15, 1998 among Pledgor, Incomnet Communications Corporation and
Ironwood Telecom LLC (the Ironwood LSA"), which Ironwood LSA was amended by the parties to allow, among other things, the grant of a security interest under this Agreement, there are no restrictions upon the transfer of any of the Collateral to or by Foothill; Pledgor is the sole beneficial owner of the Collateral, and Pledgor has the right to pledge and grant a security interest in or otherwise transfer such Collateral free of any encumbrances or rights of third parties, except for the junior security interest held by Ironwood Telecom LLC.

                     6.5 All of the Collateral shall remain free from all liens, claims, encumbrances, and purchase-money or other security interests except as created hereby and except for the junior security interest held by Ironwood Telecom LLC. Pledgor shall not, without Foothill's prior written consent, sell or otherwise dispose of any of the Collateral.

                     6.6 The execution and delivery of this Agreement, and the delivery to Foothill of the certificate evidencing the Shares creates a valid, perfected, and first-priority security interest in the Collateral in favor of Foothill, and all actions necessary or desirable to such perfection have been duly taken.

                     6.7 No authorization or other action by, and no notice to or filing with, any governmental authority or regulatory body is required:
(a) for the grant by Pledgor of the security interest granted hereby or for the execution, delivery, or performance of this Agreement by Pledgor; (b) for the perfection of or exercise by Foothill of its rights and remedies hereunder (except as may have been taken by or at the direction of Pledgor or as may be required in connection with a disposition of the Collateral by laws affecting the offering and sale of securities generally); or (c) for the exercise by Foothill of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with a disposition of the Collateral by laws affecting the offering and sale of securities generally).

                     6.8 Borrower presently has issued and outstanding 42,290,940 shares of Common Stock, which shares are owned by Pledgor.

                     6.9    There are no presently existing Options.

                     6.10 The Shares have been duly and validly issued by Borrower, and are fully paid and nonassessable.

                     6.11 Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers, and voting rights), and Pledgor agrees that Foothill shall not have any responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

              7. SHARE ADJUSTMENTS. In the event that during the term of this Agreement, any reclassification, readjustment, or other change is declared or made in the capital structure of

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Borrower, or any Option is exercised, all new substituted and additional shares, options, or other securities, issued or issuable to Pledgor by reason of any such change or exercise shall be delivered to and held by Foothill under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder.

              8. OPTIONS. In the event that during the term of this Agreement Options shall be issued or exercised in connection with the Collateral, such Options acquired by Pledgor shall be immediately assigned by Pledgor to Foothill and all new shares or other securities so acquired by Pledgor shall also be immediately assigned to Foothill to be held under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder.

              9. CONSENT. Pledgor hereby consents that, from time to time, before or after the occurrence or existence of any Event of Default, with or without notice to or assent from Pledgor, any other security at any time held by or available to Foothill for any of the Secured Obligations or any other security at any time held by or available to Foothill of any other person, firm, or corporation secondarily or otherwise liable for any of the Secured Obligations, may be exchanged, surrendered, or released and any of the Secured Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived, or released, in whole or in part, as may be mutually agreed by Foothill and Borrower. Pledgor shall remain bound under this Agreement notwithstanding any such exchange, surrender, release, alteration, renewal, extension, continuance, compromise, waiver, or inaction, or extension of further credit.

              10. EVENT OF DEFAULT. The occurrence of an Event of Default under, and as defined in, the Loan Agreement shall constitute an event of default ("Event of Default") under this Agreement.

              11. REMEDIES UPON DEFAULT. Upon the occurrence and continuance of an Event of Default, Foothill shall have, in addition to any other rights given by law or in this Agreement, in the Loan Agreement, or in any other agreement between Foothill and Pledgor, all of the rights and remedies with respect to the Collateral of a secured party under the Code, and also shall have, without limitation, the following rights, which Pledgor hereby agrees to be commercially reasonable:

                     11.1 to transfer all or any part of the Collateral into the Foothill's name or the name of its nominee or nominees;

                     11.2 all rights of Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to SECTION 5.1 and to receive the dividends and distributions that it would otherwise be authorized to receive and retain pursuant to SECTION 5.2 shall, at Foothill's option, cease, and all such rights shall, at Foothill's option, thereupon become vested in Foothill, and Foothill shall, at its option, thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments. Any payments received by Pledgor contrary to the provisions of this Section shall be held in trust by Pledgor for the benefit of Foothill, shall be segregated from other funds of Pledgor, and shall be promptly paid over to Foothill, with any necessary endorsement;

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                     11.3   to vote the Shares (whether or not transferred into
the name of the Foothill), and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS FOOTHILL THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR, COUPLED WITH AN INTEREST, WITH FULL POWER OF SUBSTITUTION TO DO SO; SUCH PROXY SHALL CONTINUE IN FULL FORCE AND EFFECT AND TERMINATE UPON THE SOONER TO OCCUR OF: (a) THE INDEFEASIBLE PAYMENT IN FULL OF THE SECURED OBLIGATIONS; AND (b) APRIL 9, 2009;

                     11.4 at any time or from time to time, to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Foothill in its absolute discretion may determine; PROVIDED, that at least five days notice of the time and place of any such sale shall be given to Pledgor. Foothill shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has therefore been given. Pledgor hereby waives any other requirement of notice, demand, or advertisement for sale, to the extent permitted by law. Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, Foothill may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Foothill shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall Foothill be under any obligation to take any action whatsoever with regard thereto;

                     11.5 to buy the Collateral, in its own name, or in the name of a designee or nominee. Foothill shall have the right to execute any document or form, in its name or in the name of the Pledgor, that may be necessary or desirable in connection with such sale of the Collateral;

                     11.6 to sell the Collateral by a private placement, restricting bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Foothill may solicit offers to buy the Collateral, or any part of it for cash, from a limited number of investors deemed by Foothill, in its reasonable credit judgment, to be responsible parties unrelated to Foothill and each other, who might be interested in purchasing the Collateral. If Foothill shall solicit such offers from not less than four (4) such investors, then the acceptance by Foothill of the highest offer obtained therefor shall be deemed to be a commercial reasonable method of disposition of such Collateral, even though the sales price established and/or obtained may be substantially less than the price that would be obtained pursuant to a public offering. Notwithstanding the foregoing, should Foothill determine that, prior to any public offering of any securities contained in the Collateral, such

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securities should be registered under the '33 Act and/or registered or qualified under any other United States federal or state law, and that such registration and/or qualification is not practical, Pledgor agrees that it will be commercially reasonable if a private sale is arranged so as to avoid a public offering even if offers are solicited from fewer than four investors, and even though the sale price established and/or obtained may be substantially less than the price that would be obtained pursuant to a public offering.

              12. INDEFEASIBLE PAYMENT. The Secured Obligations shall not be considered indefeasibly paid for purposes of this Agreement unless and until all payments to Foothill are no longer subject to any right on the part of any Person, including Borrower, Borrower as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Borrower or any of Borrower's Assets, to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, any portion of such payments to Foothill is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made.

              13. FOOTHILL AS PLEDGOR'S ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints Foothill as its attorney-in-fact to arrange for the transfer, at any time after the occurrence and during the continuance of an Event of Default, of the Collateral on the books of Borrower to the name of Foothill or to the name of Foothill's nominee. Pledgor further authorizes Foothill to perform any and all reasonable acts which Foothill deems reasonably necessary for the protection and preservation of the Collateral or of the value of Foothill's security interest therein, including but not limited to receiving income thereon as additional security hereunder, all at Pledgor's expense, and Pledgor agrees to repay Foothill promptly upon demand any amounts expended hereunder by Foothill, together with interest thereon. Pledgor further grants to Foothill a power of attorney coupled with an interest to execute all agreements, financing statements, continuation financing statements, forms, applications, documents and instruments and to take all reasonable actions and do all things as could be executed, taken, or done by Pledgor in connection with the protection and preservation of the Collateral or this Agreement if Pledgor does not timely do so upon notice to Pledgor. This power of attorney is irrevocable and coupled with an interest, and authorizes Foothill to act for Pledgor in connection with the matters described herein without notice to or demand upon Pledgor.

              14.    WAIVERS.

                     14.1 Pledgor absolutely, unconditionally, knowingly, and expressly waives:

                            (a)    (1) notice of acceptance hereof; (2) notice
of any loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Secured Obligations; (3) notice of the amount of the Secured Obligations, subject, however, to Pledgor's right to make inquiry of Foothill to ascertain the amount of the Secured Obligations at any reasonable time; (4) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase Pledgor's risk hereunder;
(5) notice

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of presentment for payment, demand, protest, and notice thereof as to any instruments among the Loan Documents; (6) notice of any Default or Event of Default under the Loan Documents; and (7) all other notices (except if such notice is specifically required to be given to Pledgor hereunder or under the Loan Documents) and demands to which Pledgor might otherwise be entitled.

                            (b)    its right, under Sections 2845 or 2850 of the
California Civil Code, or otherwise, to require Foothill to institute suit against, or to exhaust any rights and remedies which Foothill has or may have against, Borrower or any third Person, or against any collateral for the Secured Obligations provided by Borrower or any third Person. Pledgor further waives any defense arising by reason of any disability or other defense (other than the defense that the Secured Obligations shall have been fully and finally performed and indefeasibly paid) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

                            (c)    (1) any rights to assert against Foothill any
defense (legal or equitable), set-off, counterclaim, or claim which Pledgor may now or at any time hereafter have against Borrower or any other Person liable to Foothill; (2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Secured Obligations or any security therefor; (3) any defense Pledgor has to performance hereunder, and any right Pledgor has to be exonerated, provided by Sections 2819, 2822, or 2825 of the California Civil Code, or otherwise, arising by reason of: the impairment or suspension of Foothill's rights or remedies against Borrower; the alteration by Foothill of the Secured Obligations; any discharge of Borrower's obligations to Foothill by operation of law as a result of Foothill's intervention or omission; or the acceptance by Foothill of anything in partial satisfaction of the Secured Obligations; (4) the benefit of any statute of limitations affecting Pledgor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Secured Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Pledgor's liability hereunder.

                     14.2 Pledgor absolutely, unconditionally, knowingly, and expressly waives any defense arising by reason of or deriving from (i) any claim or defense based upon an election of remedies by Foothill including any defense based upon an election of remedies by Foothill under the provisions of Sections 580a, 580b, 580d, and 726 of the California Code of Civil Procedure or any similar law of California or any other jurisdiction; or (ii) any election by Foothill under Bankruptcy Code Section 1111(b) to limit the amount of, or any collateral securing, its claim against Borrower. Pursuant to Section 2856 of the California Civil Code:

              "Pledgor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Pledgor's rights of subrogation and reimbursement against Borrower by the operation of Section 580(d) of the California Code of Civil Procedure or otherwise."
              "Pledgor waives all rights and defenses that Pledgor may have because Borrower's Obligations are secured by real property.
       This means, among other things:

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                     "(1)   Foothill may collect from Pledgor without
       first foreclosing on any real or personal property collateral pledged by Borrower.

                     "(2)   If Foothill forecloses on any real property
       collateral pledged by Borrower:

                            (A)    The amount of the Secured Obligations
       may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                            (B) Foothill may collect from Pledgor even if the Foothill, by foreclosing on the real property collateral, have destroyed any right Pledgor may have to collect from Borrower.

                     "This is an unconditional and irrevocable waiver of any rights and defenses Pledgor may have because Borrower's Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure."

If any of the Secured Obligations at any time are secured by a mortgage or deed of trust upon real property, Foothill may elect, in its sole discretion, upon a default with respect to the Secured Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing the Loan Documents, without diminishing or affecting the liability of Pledgor hereunder except to the extent the Secured Obligations are repaid with the proceeds of such foreclosure. Pledgor understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by Foothill nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of Pledgor against Borrower or other guarantors or sureties, and (b) absent the waiver given by Pledgor, such an election would prevent Foothill from enforcing the Loan Documents against Pledgor. Understanding the foregoing, and understanding that Pledgor is hereby relinquishing a defense to the enforceability of the Loan Documents, Pledgor hereby waives any right to assert against Foothill any defense to the enforcement of the Loan Documents, whether denominated "estoppel" or otherwise, based on or arising from an election by Foothill nonjudicially to foreclose any such mortgage or deed of trust. Pledgor understands that the effect of the foregoing waiver may be that Pledgor may have liability hereunder for amounts with respect to which Pledgor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrower or other guarantors or sureties. Pledgor also agrees that the "fair market value" provisions of Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of Pledgor's liability under the Loan Documents.

                     14.3 Pledgor hereby absolutely, unconditionally, knowingly, and expressly waives: (i) any right of subrogation Pledgor has or may have as against Borrower with respect to the Secured Obligations; (ii) any right to proceed against Borrower or any other person or entity, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship

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

rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Pledgor may now have or hereafter have as against Borrower with respect to the Secured Obligations; and (iii) any right to proceed or seek recourse against or with respect to any property or asset of Borrower.

                     14.4 WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, TO THE MAXIMUM EXTENT PERMITTED BY LAW, PLEDGOR HEREBY ABSOLUTELY, KNOWINGLY, UNCONDITIONALLY, AND EXPRESSLY WAIVES AND AGREES NOT TO ASSERT ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE
SECTIONS 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2825, 2839, 2845,
2848, 2849, AND 2850, CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580c, 580d, AND 726, CALIFORNIA UNIFORM COMMERCIAL CODE SECTIONS 3116, 3118, 3119, 3419, 3605, 9504, AND 9507, AND CHAPTER 2 OF TITLE 14 OF PART 4 OF
DIVISION 3 OF THE CALIFORNIA CIVIL CODE.

              15.    GENERAL PROVISIONS.

                     15.1 CUMULATIVE REMEDIES; NO PRIOR RECOURSE TO COLLATERAL. The enumeration herein of Foothill's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Foothill may have under the Loan Agreement, the Loan Documents, the Code, or other applicable law. Foothill shall have the right, in its sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative.

                     15.2 NO IMPLIED WAIVERS. No act, failure, or delay by Foothill shall constitute a waiver of any of its rights and remedies. No single or partial waiver by Foothill of any provision of this Agreement or any other Loan Document, or of a breach or default hereunder or thereunder, or of any right or remedy which Foothill may have, shall operate as a waiver of any other provision, breach, default, right, or remedy or of the same provision, breach, default, right, or remedy on a future occasion. No waiver by Foothill shall affect its rights to require strict performance of this Agreement.

                     15.3 NOTICES. All notices or demands by any party hereto to the other party and relating to this Agreement shall be sent in accordance with the terms of SECTION 12 of the Loan Agreement.

                     15.4 SUCCESSORS AND ASSIGNS. This Agreement shall bind the successors and assigns of Pledgor, and shall inure to the benefit of the successors and assigns of Foothill; PROVIDED, HOWEVER, that Pledgor may not assign this Agreement nor delegate any of its duties hereunder without Foothill's prior written consent and any prohibited assignment shall be absolutely void. Foothill may assign this Agreement and its rights and duties hereunder and no consent or approval by Pledgor is required in connection with any such assignment. Foothill

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

reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in Foothill's rights and benefits hereunder.

                     15.5 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

                     15.6 AMENDMENTS IN WRITING. This Agreement cannot be changed or terminated orally, but only by a writing signed by each party hereto. All prior agreements, understandings, representations, warranties, and negotiations, if any, are merged into this Agreement.

                     15.7 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

                     15.8 TERMINATION BY FOOTHILL. After termination of the Loan Agreement and when Foothill has received payment and performance, in full, of the Secured Obligations, Foothill shall execute and deliver to Pledgor a termination of all of the security interests granted by Pledgor hereunder and, to the extent they have been delivered to Foothill and not disposed of in accordance with this Agreement, certificates evidencing the Shares.

                     15.9 GOVERNING LAW; SEVERABILITY OF PROVISIONS. This Agreement shall be deemed to have been made in the State of California and the validity, enforceability, construction, interpretation and enforcement of this Agreement and the rights of the parties hereto shall be determined under, governed by and construed in accordance with the laws of the State of California without regard to the principles of conflicts of law; PROVIDED, HOWEVER, the respective rights of the parties hereto in the Collateral, including voting the Shares, transfer of the Shares and proxy rights, shall be governed by the corporate laws of the State of California to the extent such law is applicable to such rights. If any provision of this Agreement or its exhibits shall be determined to be invalid, void or illegal, such provision shall be construed and amended in a manner which would permit its enforcement, but in no event shall such provision affect, impair or invalidate any other provision hereof.

                     15.10 JURISDICTION AND VENUE; WAIVER OF JURY TRIAL. THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA. THE PARTIES HERETO HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND,

ACTION, CAUSE OF ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT TO OR IN ANY WAY RELATED TO THIS AGREEMENT. THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION OF THE AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

              IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                   INCOMNET, INC.,
                                   a California corporation


                                   By:    /s/ Denis Richard
                                        -----------------------------
                                   Name:  Denis Richard
                                         ----------------------------
                                   Title: President
                                          ---------------------------


                                   FOOTHILL CAPITAL CORPORATION,
                                   a California corporation


                                   By:    /s/ Rhonda Foreman
                                        -----------------------------
                                   Name:  Rhonda Foreman
                                         ----------------------------
                                   Title: Vice President
                                          ----------------------------

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